ANNUAL REPORT


                                                                 August 31, 2001


TEMPLETON GROWTH FUND, INC.


[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO OF MURDO MURCHISON]

MURDO MURCHISON
Portfolio Manager
Templeton Growth Fund, Inc.


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

SHAREHOLDER LETTER

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Your Fund's Goal: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report for Templeton Growth Fund covering the fiscal year ended August 31, 2001. Last year's annual report highlighted our concern about the potential for global market instability, as we felt many stock prices were much too high, particularly in the technology and telecommunications industries. The collapse of many of these stocks, combined with slowing global economic growth, had a dramatic impact on equity markets. The Fund's benchmark, the Morgan Stanley Capital International (MSCI(R)) World Index posted a -25.11% cumulative total return for the 12-month period ended August 31, 2001.(1) During the same time,


CONTENTS

Shareholder Letter .........................................................  1

Performance Summary ........................................................  10

Financial Highlights & Statement of Investments ............................  15

Financial Statements .......................................................  25

Notes to Financial Statements ..............................................  28

Independent Auditors' Report ...............................................  33

Tax Designation ............................................................  34

1. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 19.

[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
8/31/01


[PIE CHART]

North America                                                              41.7%

Europe                                                                     27.7%

Asia                                                                       16.9%

Australia & New Zealand                                                     2.4%

Latin America                                                               2.1%

Short-Term Investments & Other Net Assets                                   9.2%


Templeton Growth Fund - Class A posted a cumulative total return of 1.62% as shown in the Performance Summary beginning on page 10. We believe our performance in a volatile and challenging climate for equity markets globally was primarily a result of our disciplined investment strategy. We attempted to avoid fashionable, highly priced investments and instead focused our attention on those that were out of favor and thus, in our opinion, could offer solid value to the patient, long-term investor.

NORTH AMERICA

On August 31, 2001, the Fund had 41.7% of total net assets invested in North American equities, compared with 42.2% at the beginning of the period. This decrease reflects the sale of some of our U.S. holdings after they performed well and reached our price targets, but which we were unable to replace with as many bargain North American alternatives. For example, we sold our holdings in Kmart and J.C. Penney, two of the best-performing companies in the Standard & Poor's 500(R) (S&P 500(R)) Composite Index from the start of 2001 to August 31, 2001.(2) Both stocks started the year at extremely depressed prices and subsequently performed well due to falling interest rates and the strength of U.S. consumer spending.

We continued to identify opportunities we found attractive in the U.S., although fewer than last year. We added to our holdings in Procter & Gamble, the global consumer products company with a strong collection of brand names in health care,

2. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies.

beauty products, laundry and food. Procter & Gamble's stock price declined following a series of disappointing profit announcements as the company struggled to restructure its operations to adjust to a slower growth environment. The U.S. dollar's strength also hurt its earnings as Procter & Gamble earns a large proportion of its income from international markets. However, this presented an opportunity for long-term investors to purchase the stock at what we believed was a bargain price of around 17 times earnings. At period-end, the stock had appreciated in value and traded at around 22 times earnings, still below its long-term average, and well below the 40 times earnings multiple at which it traded less than two years ago.

We initiated a position in life and health insurer Cigna. Due to rising medical costs, the short-term operating environment was very difficult for all participants in the health insurance industry. As a result, Cigna found it difficult to meet its profit targets, and the stock performed poorly. Yet, looking beyond the short-term issues, we believe Cigna has one of the strongest positions in the industry with one of the best long-term track records, but traded at less than 13 times estimated earnings at period's end. If the shorter-term issues can be resolved successfully, in our opinion, there is the opportunity for Cigna to renew its long-term growth.

EUROPE

European markets generally performed very poorly during the year under review. The main weakness was in the European telecommunications, media and technology sectors, where Templeton Growth Fund had very limited exposure. At period-end,

TOP 10 COUNTRIES
Based on Equity Investments
8/31/01

                                                                     % OF TOTAL
                                                                     NET ASSETS
-------------------------------------------------------------------------------
U.S.                                                                    35.2%

U.K.                                                                    10.6%

Hong Kong                                                                7.6%

Germany                                                                  4.7%

South Korea                                                              4.2%

Japan                                                                    4.1%

Spain                                                                    3.9%

Canada                                                                   2.3%

Netherlands                                                              2.2%

Sweden                                                                   2.2%

TOP 10 EQUITY HOLDINGS
8/31/01

COMPANY                                                              % OF TOTAL
INDUSTRY, COUNTRY                                                    NET ASSETS
-------------------------------------------------------------------------------
H.J. Heinz Co.                                                          2.1%
Food Products, U.S.

HSBC Holdings PLC                                                       1.8%
Banks, Hong Kong

Cheung Kong Holdings Ltd.                                               1.7%
Real Estate, Hong Kong

Albertson's Inc.                                                        1.6%
Food & Drug Retailing, U.S.

Lockheed Martin Corp.                                                   1.6%
Aerospace & Defense, U.S.

Kroger Co.                                                              1.4%
Food & Drug Retailing, U.S.

Akzo Nobel NV                                                           1.3%
Chemicals, Netherlands

E.On AG                                                                 1.3%
Electric Utilities, Germany

Abbot Laboratories                                                      1.3%
Pharmaceuticals, U.S.

Australia & New Zealand
Banking Group Ltd.                                                      1.3%
Banks, Australia

Europe comprised 27.7% of the Fund's total net assets. During the year under review, we added to a number of our oil sector holdings. For example, we increased our weighting in Repsol YPF, the Spanish oil concern. This previously state-owned company has attractive, cash generating assets and is steadily restructuring to reduce costs. At period-end, it traded at less than 12 times earnings, a substantial discount to larger international oil companies which typically trade at more than 17 times earnings. If this company's underlying performance improves, we anticipate this discount may narrow.

The Fund's U.K. exposure remained high, and on August 31, 2001, made up 10.6% of total net assets. During the period, we initiated a position in Lloyds TSB, one of the U.K.'s largest banks. Lloyds has some of the strongest brand names in financial services in the U.K., including Scottish Widows, the life insurer. For much of the 1990s, Lloyds traded at a premium to the rest of the bank sector, but following the acquisition of Scottish Widows, had steadily retreated as growth prospects slowed and new entrants increased competition. Yet, we believe there is much the company can still do to generate greater revenues. Meanwhile, Lloyd's has one of the lowest risk balance sheets in the European banking industry, an important strength as economic growth slows. Furthermore, Lloyds shares produced good income and offered investors a yield of more than 4% at period-end.

Following the telecommunications sector's severe underperformance over the past year, our experienced team of analysts have been actively evaluating the sector for bargain investment opportunities. Although it is still too early to conclude that the sector as a whole is attractive, we believe there are select opportunities in a few well-capitalized businesses with decent growth prospects. We recently initiated a position in U.K.-based, global telecommunications company Cable & Wireless and substantially increased our position in Telefonica, the Spanish telecommunications provider. Telefonica has one of the strongest balance sheets in the European telecommunications industry, in contrast to many of its highly debt-laden peers. Consequently, we believe it is well-positioned to increase its market share as the industry restructures during the downturn. Telefonica already has a sound track record of acquiring and developing new businesses in other countries, notably in Latin America. Less than one year ago, Telefonica traded at 43 times earnings. The stock price has halved since then, and at period-end it traded at around 20 times earnings.

Cable & Wireless is almost unique in the industry with net cash on its balance sheet following the sale of its main assets in Asia and Australia. Management is under pressure to demonstrate that it can invest as wisely as it sold, or alternatively to return the cash to shareholders. The company recently traded at an attractive discount to the sum of its parts, and consequently, in our view, offered value to the patient investor.

ASIA

We found several investment opportunities we considered attractive in South Korea during the period. We initiated a position in Korea Telecom, one of the telecommunications sector's cheapest stocks. This is partly due to the Korean government's control of the company, although it is committed to sell some of its stake. We do not believe that the recent stock price reflects Korea Telecom's dominance in a market with a remarkably high degree of broadband penetration. As consumers and businesses increasingly use broadband connections to access the Internet, in our opinion, Korea Telecom is well-placed to benefit. We see a strong balance sheet, a cash generative company, and a stock that traded for less than 14 times earnings at period-end.

In banking, we increased our holdings in H&CB and Kookmin Bank, South Korea's two strongest banks. These banks -- one strong in consumer credit, the other in mortgages -- are merging to create one larger bank, which will be the largest Korean bank. The combined entity has a low exposure to the chaebol restructuring problems, which has hurt so many other banks. At period-end, Kookmin traded at less than seven times forecast earnings and H&CB at less than six times. On August 31, 2001, 16.9% of the Fund's total net assets were invested in Asia, and 4.2% in South Korea, compared with 20.0% and 3.2% one year earlier.

We found it more difficult to identify compelling bargains in Japan. The financial system remains a real concern, and the task facing the newly elected prime minister is substantial. Given the economic and political uncertainties, it is important to identify companies that can deliver value to shareholders through corporate restructuring rather than relying on overly optimistic assumptions of economic growth. Unfortunately, many companies still trade at very high valuations relative to their potential earnings capacity, despite the Japanese equity market's poor performance in the past 12 months. An exception is one of our largest Japanese holdings, Nippon Telegraph & Telephone, the dominant telecommunications service provider in Japan. The stock at period-end traded at a five-year low. At this level, we determined that the market was valuing its fixed line business at less than a quarter of the value ascribed to similar operations overseas. This gave us confidence that although this stock has yet to deliver an acceptable return on investment, it has the potential to do so. On August 31, 2001, the Fund held 4.1% of its total net assets in Japan.

LOOKING FORWARD

As markets fell, we found selective opportunities in a limited number of telecommunications stocks, mentioned above. For the most part, however, the Fund retained a low exposure to the technology, telecommunications and media sectors and will continue to do so until we believe valuations are more compelling. In our opinion, it is still too early to conclude that the oversupply imbalance created by one of the financial history's largest bubbles has righted itself. Prices of particular stocks, most notable in the technology sector, remain high at a time when the outlook is deteriorating rapidly.

Despite our concerns regarding the broader market, we feel opportunities exist for the patient long-term investor. Often these are in sectors or countries unpopular for temporary reasons. The individual circumstances may vary, but the common theme is that we believe these stocks are undervalued relative to their long-term potential. Because the Fund has diversified holdings and these securities in the aggregate trade at lower valuations than the market average, we are optimistic about Templeton Growth Fund's outlook.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,300% in the past 13 years, but has suffered 5 quarterly declines of more than 15% during that time.(3) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

On a sad and final note, we at Templeton were deeply shocked and saddened by the terrorist acts of September 11, 2001. Our prayers and deepest sympathy are with the survivors and victim's families. Everyone will remember these horrific events, long after the immediate dislocation in global financial markets has subsided. During the short-term uncertainty, we continue to manage all our clients' assets in a disciplined and prudent manner, consistent with the Templeton investment philosophy. A focus on long-term value remains the hallmark of that philosophy.


3. Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 13 years ended 6/30/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index is capitalization-weighted (outstanding shares time price) and reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,



/s/ Murdo Murchison
---------------------------
Murdo Murchison
Portfolio Manager
Templeton Growth Fund, Inc.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                              CHANGE          8/31/01         8/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$1.56          $18.11          $19.67
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                     $0.3673
Short-Term Capital Gain             $0.4784
Long-Term Capital Gain              $0.9399
                                    -------
    Total                           $1.7856

CLASS B                              CHANGE          8/31/01         8/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$1.58          $17.87          $19.45
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                     $0.2522
Short-Term Capital Gain             $0.4784
Long-Term Capital Gain              $0.9399
                                    -------
    Total                           $1.6705

CLASS C                               CHANGE          8/31/01        8/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$1.55          $17.73         $19.28
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                      $0.2215
Short-Term Capital Gain              $0.4784
Long-Term Capital Gain               $0.9399
                                     -------
    Total                            $1.6398

ADVISOR CLASS                         CHANGE          8/31/01        8/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$1.56          $18.15         $19.71
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                      $0.4167
Short-Term Capital Gain              $0.4784
Long-Term Capital Gain               $0.9399
                                     -------
    Total                            $1.8350

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge; thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

Templeton Growth Fund, Inc. paid distributions derived from long-term capital gains totaling 93.99 cents ($0.9399) per share in October and December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

CLASS A                                  1-YEAR         5-YEAR         10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return(1)                1.62%         65.17%         218.07%

Average Annual Total Return(2)           -4.22%          9.26%          11.61%

Value of $10,000 Investment(3)          $9,578        $15,570         $29,985

Avg. Ann. Total Return (9/30/01)(4)      -9.60%          6.90%          10.51%

                                                                      INCEPTION
CLASS B                                                 1-YEAR         (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                               0.91%          28.12%

Average Annual Total Return(2)                          -2.77%           8.77%

Value of $10,000 Investment(3)                         $9,723         $12,512

Avg. Ann. Total Return (9/30/01)(4)                     -8.26%           4.94%

                                                                      INCEPTION
CLASS C                                1-YEAR           5-YEAR         (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return(1)              0.90%           59.05%          89.26%

Average Annual Total Return(2)         -1.00%            9.50%          10.41%

Value of $10,000 Investment(3)        $9,900          $15,744         $18,733

Avg. Ann. Total Return (9/30/01)(4)    -6.61%            7.15%           8.74%

ADVISOR CLASS(5)                         1-YEAR           5-YEAR         10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return(1)              1.90%           68.64%         224.76%

Average Annual Total Return(2)          1.90%           11.02%          12.50%

Value of $10,000 Investment(3)       $10,190          $16,864         $32,476

Avg. Ann. Total Return (9/30/01)(4)    -3.88%            8.62%          11.39%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 51.18% and 9.26%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                              8/31/01
-------------------------------------------------------------------------------
1-Year                                                                -4.22%

5-Year                                                                 9.26%

10-Year                                                               11.61%

CLASS A (9/1/91-8/31/01)

[LINE GRAPH]

The following line graph compares the performance of Templeton Growth Fund - Class A with that of the MSCI World Index(6) and the CPI(6) based on a $10,000 investment from 9/01/91 to 8/31/01.

 PERIOD         TEMPLETON     MSCI          CPI         MSCI           CPI
               GROWTH FUND    WORLD                    World
                -CLASS A*     INDEX
09/01/1991        $9,427     $10,000      $10,000
09/30/1991        $9,521     $10,264      $10,044        2.64%         0.44%
10/31/1991        $9,663     $10,432      $10,059        1.64%         0.15%
11/30/1991        $9,420     $9,980       $10,088       -4.34%         0.29%
12/31/1991        $10,055    $10,708      $10,095        7.30%         0.07%
01/31/1992        $10,146    $10,512      $10,110       -1.83%         0.15%
02/29/1992        $10,342    $10,332      $10,147       -1.71%         0.36%
03/31/1992        $10,166    $9,848       $10,199       -4.69%         0.51%
04/30/1992        $10,453    $9,987       $10,213        1.41%         0.14%
05/31/1992        $10,844    $10,386      $10,227        4.00%         0.14%
06/30/1992        $10,635    $10,040      $10,264       -3.33%         0.36%
07/31/1992        $10,609    $10,067      $10,286        0.27%         0.21%
08/31/1992        $10,303    $10,314      $10,314        2.45%         0.28%
09/30/1992        $10,277    $10,221      $10,343       -0.90%         0.28%
10/31/1992        $10,135    $9,946       $10,379       -2.69%         0.35%
11/30/1992        $10,258    $10,126      $10,394        1.81%         0.14%
12/31/1992        $10,479    $10,210      $10,387        0.83%        -0.07%
01/31/1993        $10,617    $10,246      $10,438        0.35%         0.49%
02/28/1993        $10,850    $10,491      $10,474        2.39%         0.35%
03/31/1993        $11,229    $11,101      $10,511        5.82%         0.35%
04/30/1993        $11,455    $11,618      $10,540        4.65%         0.28%
05/31/1993        $11,790    $11,887      $10,555        2.32%         0.14%
06/30/1993        $11,739    $11,790      $10,570       -0.82%         0.14%
07/31/1993        $12,045    $12,035      $10,570        2.08%         0.00%
08/31/1993        $12,723    $12,589      $10,599        4.60%         0.28%
09/30/1993        $12,672    $12,358      $10,622       -1.83%         0.21%
10/31/1993        $13,256    $12,701      $10,665        2.77%         0.41%
11/30/1993        $13,007    $11,984      $10,673       -5.64%         0.07%
12/31/1993        $13,905    $12,573      $10,673        4.91%         0.00%
01/31/1994        $14,678    $13,404      $10,701        6.61%         0.27%
02/28/1994        $14,307    $13,232      $10,738       -1.28%         0.34%
03/31/1994        $13,763    $12,664      $10,774       -4.29%         0.34%
04/30/1994        $14,000    $13,058      $10,789        3.11%         0.14%
05/31/1994        $14,134    $13,094      $10,797        0.27%         0.07%
06/30/1994        $13,818    $13,060      $10,834       -0.26%         0.34%
07/31/1994        $14,457    $13,310      $10,863        1.92%         0.27%
08/31/1994        $14,955    $13,714      $10,906        3.03%         0.40%
09/30/1994        $14,615    $13,356      $10,936       -2.61%         0.27%
10/31/1994        $14,750    $13,738      $10,943        2.86%         0.07%
11/30/1994        $14,143    $13,144      $10,958       -4.32%         0.13%
12/31/1994        $14,019    $13,274      $10,958        0.99%         0.00%
01/31/1995        $13,906    $13,078      $11,002       -1.48%         0.40%
02/28/1995        $14,321    $13,271      $11,046        1.48%         0.40%
03/31/1995        $14,589    $13,914      $11,082        4.84%         0.33%
04/30/1995        $15,098    $14,401      $11,119        3.50%         0.33%
05/31/1995        $15,548    $14,526      $11,141        0.87%         0.20%
06/30/1995        $15,772    $14,525      $11,163       -0.01%         0.20%
07/31/1995        $16,480    $15,254      $11,163        5.02%         0.00%
08/31/1995        $16,377    $14,917      $11,192       -2.21%         0.26%
09/30/1995        $16,748    $15,354      $11,214        2.93%         0.20%
10/31/1995        $16,213    $15,114      $11,251       -1.56%         0.33%
11/30/1995        $16,583    $15,642      $11,244        3.49%        -0.07%
12/31/1995        $16,799    $16,101      $11,236        2.94%        -0.07%
01/31/1996        $17,399    $16,396      $11,302        1.83%         0.59%
02/29/1996        $17,457    $16,499      $11,338        0.63%         0.32%
03/31/1996        $17,661    $16,777      $11,397        1.68%         0.52%
04/30/1996        $18,058    $17,174      $11,442        2.37%         0.39%
05/31/1996        $18,271    $17,191      $11,463        0.10%         0.19%
06/30/1996        $18,290    $17,281      $11,470        0.52%         0.06%
07/31/1996        $17,699    $16,673      $11,492       -3.52%         0.19%
08/31/1996        $18,154    $16,868      $11,514        1.17%         0.19%
09/30/1996        $18,522    $17,530      $11,551        3.93%         0.32%
10/31/1996        $18,825    $17,657      $11,588        0.72%         0.32%
11/30/1996        $19,849    $18,649      $11,610        5.62%         0.19%
12/31/1996        $20,251    $18,354      $11,610       -1.58%         0.00%
01/31/1997        $20,739    $18,578      $11,647        1.22%         0.32%
02/28/1997        $20,904    $18,796      $11,683        1.17%         0.31%
03/31/1997        $20,811    $18,427      $11,712       -1.96%         0.25%
04/30/1997        $21,277    $19,033      $11,726        3.29%         0.12%
05/31/1997        $22,335    $20,212      $11,719        6.19%        -0.06%
06/30/1997        $23,226    $21,222      $11,733        5.00%         0.12%
07/31/1997        $24,107    $22,203      $11,747        4.62%         0.12%
08/31/1997        $23,288    $20,722      $11,770       -6.67%         0.19%
09/30/1997        $24,791    $21,851      $11,799        5.45%         0.25%
10/31/1997        $23,170    $20,704      $11,829       -5.25%         0.25%
11/30/1997        $23,241    $21,075      $11,821        1.79%        -0.06%
12/31/1997        $23,528    $21,334      $11,807        1.23%        -0.12%
01/31/1998        $23,565    $21,931      $11,830        2.80%         0.19%
02/28/1998        $24,862    $23,418      $11,852        6.78%         0.19%
03/31/1998        $25,966    $24,411      $11,875        4.24%         0.19%
04/30/1998        $26,099    $24,653      $11,896        0.99%         0.18%
05/31/1998        $25,311    $24,347      $11,917       -1.24%         0.18%
06/30/1998        $24,583    $24,929      $11,932        2.39%         0.12%
07/31/1998        $24,001    $24,891      $11,946       -0.15%         0.12%
08/31/1998        $20,351    $21,576      $11,960      -13.32%         0.12%
09/30/1998        $20,860    $21,962      $11,975        1.79%         0.12%
10/31/1998        $22,637    $23,952      $12,004        9.06%         0.24%
11/30/1998        $23,450    $25,379      $12,004        5.96%         0.00%
12/31/1998        $22,945    $26,623      $11,996        4.90%        -0.06%
01/31/1999        $22,777    $27,209      $12,025        2.20%         0.24%
02/28/1999        $22,609    $26,488      $12,040       -2.65%         0.12%
03/31/1999        $24,192    $27,595      $12,076        4.18%         0.30%
04/30/1999        $27,192    $28,688      $12,164        3.96%         0.73%
05/31/1999        $26,211    $27,643      $12,164       -3.64%         0.00%
06/30/1999        $27,430    $28,937      $12,164        4.68%         0.00%
07/31/1999        $27,402    $28,853      $12,200       -0.29%         0.30%
08/31/1999        $27,416    $28,807      $12,230       -0.16%         0.24%
09/30/1999        $26,435    $28,530      $12,288       -0.96%         0.48%
10/31/1999        $26,458    $30,017      $12,310        5.21%         0.18%
11/30/1999        $27,632    $30,866      $12,318        2.83%         0.06%
12/31/1999        $29,928    $33,370      $12,318        8.11%         0.00%
01/31/2000        $27,874    $31,461      $12,355       -5.72%         0.30%
02/29/2000        $26,930    $31,549      $12,428        0.28%         0.59%
03/31/2000        $28,879    $33,732      $12,530        6.92%         0.82%
04/30/2000        $28,504    $32,309      $12,537       -4.22%         0.06%
05/31/2000        $29,029    $31,495      $12,552       -2.52%         0.12%
06/30/2000        $29,179    $32,559      $12,617        3.38%         0.52%
07/31/2000        $28,984    $31,647      $12,646       -2.80%         0.23%
08/31/2000        $29,509    $32,682      $12,646        3.27%         0.00%
09/30/2000        $28,609    $30,947      $12,712       -5.31%         0.52%
10/31/2000        $28,869    $30,433      $12,734       -1.66%         0.17%
11/30/2000        $28,692    $28,589      $12,741       -6.06%         0.06%
12/31/2000        $30,449    $29,055      $12,734        1.63%        -0.06%
01/31/2001        $30,863    $29,619      $12,814        1.94%         0.63%
02/28/2001        $30,449    $27,119      $12,865       -8.44%         0.40%
03/31/2001        $29,025    $25,342      $12,895       -6.55%         0.23%
04/30/2001        $30,200    $27,223      $12,946        7.42%         0.40%
05/31/2001        $30,797    $26,885      $13,005       -1.24%         0.45%
06/30/2001        $30,234    $26,046      $13,027       -3.12%         0.17%
07/31/2001        $30,118    $25,703      $12,990       -1.32%        -0.28%
08/31/2001        $29,985    $24,474      $12,990       -4.78%         0.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                              8/31/01
-------------------------------------------------------------------------------
1-Year                                                               -2.77%

Since Inception (1/1/99)                                              8.77%

CLASS B (1/1/99-8/31-01)

[LINE GRAPH]

The following line graph compares the performance of Templeton Growth Fund - Class B with that of the MSCI World Index(6) and the CPI(6) based on a $10,000 investment from 01/01/99 to 8/31/01.

  PERIOD         TEMPLETON        MSCI          CPI        MSCI            CPI
                GROWTH FUND-      WORLD                    World
                  CLASS B*        INDEX
01/01/1999        $10,000         $10,000      $10,000
01/31/1999        $ 9,927         $10,220      $10,024       2.20%        0.24%
02/28/1999        $ 9,847         $ 9,949      $10,036      -2.65%        0.12%
03/31/1999        $10,525         $10,365      $10,066       4.18%        0.30%
04/30/1999        $11,820         $10,776      $10,140       3.96%        0.73%
05/31/1999        $11,387         $10,383      $10,140      -3.64%        0.00%
06/30/1999        $11,906         $10,869      $10,140       4.68%        0.00%
07/31/1999        $11,888         $10,838      $10,170      -0.29%        0.30%
08/31/1999        $11,888         $10,820      $10,194      -0.16%        0.24%
09/30/1999        $11,454         $10,716      $10,243      -0.96%        0.48%
10/31/1999        $11,463         $11,275      $10,262       5.21%        0.18%
11/30/1999        $11,962         $11,594      $10,268       2.83%        0.06%
12/31/1999        $12,945         $12,534      $10,268       8.11%        0.00%
01/31/2000        $12,044         $11,817      $10,299      -5.72%        0.30%
02/29/2000        $11,633         $11,850      $10,360       0.28%        0.59%
03/31/2000        $12,468         $12,670      $10,444       6.92%        0.82%
04/30/2000        $12,299         $12,136      $10,451      -4.22%        0.06%
05/31/2000        $12,521         $11,830      $10,463      -2.52%        0.12%
06/30/2000        $12,579         $12,230      $10,518       3.38%        0.52%
07/31/2000        $12,481         $11,887      $10,542      -2.80%        0.23%
08/31/2000        $12,697         $12,276      $10,542       3.27%        0.00%
09/30/2000        $12,305         $11,624      $10,597      -5.31%        0.52%
10/31/2000        $12,408         $11,431      $10,615      -1.66%        0.17%
11/30/2000        $12,324         $10,738      $10,621      -6.06%        0.06%
12/31/2000        $13,070         $10,913      $10,615       1.63%       -0.06%
01/31/2001        $13,242         $11,125      $10,682       1.94%        0.63%
02/28/2001        $13,056         $10,186      $10,724      -8.44%        0.40%
03/31/2001        $12,439         $ 9,519      $10,749      -6.55%        0.23%
04/30/2001        $12,934         $10,225      $10,792       7.42%        0.40%
05/31/2001        $13,185         $10,099      $10,841      -1.24%        0.45%
06/30/2001        $12,926         $ 9,783      $10,859      -3.12%        0.17%
07/31/2001        $12,876         $ 9,654      $10,829      -1.32%       -0.28%
08/31/2001        $12,512         $ 9,193      $10,829      -4.78%        0.00%

CLASS C (5/1/95-8/31/01)

[LINE GRAPH]

  PERIOD        TEMPLETON      MSCI         CPI          MSCI         CPI
               GROWTH FUND-    WORLD                    World
                CLASS C*       INDEX
05/01/1995       $ 9,898       $10,000      $10,000
05/31/1995       $10,187       $10,087      $10,020      0.87%       0.20%
06/30/1995       $10,329       $10,086      $10,040     -0.01%       0.20%
07/31/1995       $10,788       $10,592      $10,040      5.02%       0.00%
08/31/1995       $10,708       $10,358      $10,066     -2.21%       0.26%
09/30/1995       $10,941       $10,662      $10,086      2.93%       0.20%
10/31/1995       $10,588       $10,495      $10,120     -1.56%       0.33%
11/30/1995       $10,818       $10,862      $10,112      3.49%      -0.07%
12/31/1995       $10,960       $11,181      $10,105      2.94%      -0.07%
01/31/1996       $11,340       $11,386      $10,165      1.83%       0.59%
02/29/1996       $11,372       $11,457      $10,198      0.63%       0.32%
03/31/1996       $11,493       $11,650      $10,251      1.68%       0.52%
04/30/1996       $11,746       $11,926      $10,291      2.37%       0.39%
05/31/1996       $11,873       $11,938      $10,310      0.10%       0.19%
06/30/1996       $11,880       $12,000      $10,316      0.52%       0.06%
07/31/1996       $11,493       $11,578      $10,336     -3.52%       0.19%
08/31/1996       $11,778       $11,713      $10,356      1.17%       0.19%
09/30/1996       $12,006       $12,173      $10,389      3.93%       0.32%
10/31/1996       $12,191       $12,261      $10,422      0.72%       0.32%
11/30/1996       $12,847       $12,950      $10,442      5.62%       0.19%
12/31/1996       $13,107       $12,745      $10,442     -1.58%       0.00%
01/31/1997       $13,412       $12,901      $10,475      1.22%       0.32%
02/28/1997       $13,506       $13,052      $10,508      1.17%       0.31%
03/31/1997       $13,439       $12,796      $10,534     -1.96%       0.25%
04/30/1997       $13,729       $13,217      $10,547      3.29%       0.12%
05/31/1997       $14,405       $14,035      $10,540      6.19%      -0.06%
06/30/1997       $14,973       $14,737      $10,553      5.00%       0.12%
07/31/1997       $15,527       $15,418      $10,565      4.62%       0.12%
08/31/1997       $14,993       $14,389      $10,586     -6.67%       0.19%
09/30/1997       $15,947       $15,174      $10,612      5.45%       0.25%
10/31/1997       $14,898       $14,377      $10,639     -5.25%       0.25%
11/30/1997       $14,928       $14,634      $10,632      1.79%      -0.06%
12/31/1997       $15,108       $14,814      $10,619      1.23%      -0.12%
01/31/1998       $15,124       $15,229      $10,640      2.80%       0.19%
02/28/1998       $15,944       $16,262      $10,660      6.78%       0.19%
03/31/1998       $16,637       $16,951      $10,680      4.24%       0.19%
04/30/1998       $16,716       $17,119      $10,699      0.99%       0.18%
05/31/1998       $16,196       $16,907      $10,719     -1.24%       0.18%
06/30/1998       $15,723       $17,311      $10,731      2.39%       0.12%
07/31/1998       $15,337       $17,285      $10,744     -0.15%       0.12%
08/31/1998       $13,004       $14,983      $10,757    -13.32%       0.12%
09/30/1998       $13,319       $15,251      $10,770      1.79%       0.12%
10/31/1998       $14,444       $16,632      $10,796      9.06%       0.24%
11/30/1998       $14,952       $17,624      $10,796      5.96%       0.00%
12/31/1998       $14,625       $18,487      $10,789      4.90%      -0.06%
01/31/1999       $14,507       $18,894      $10,815      2.20%       0.24%
02/28/1999       $14,399       $18,393      $10,828     -2.65%       0.12%
03/31/1999       $15,388       $19,162      $10,861      4.18%       0.30%
04/30/1999       $17,285       $19,921      $10,940      3.96%       0.73%
05/31/1999       $16,650       $19,196      $10,940     -3.64%       0.00%
06/30/1999       $17,413       $20,094      $10,940      4.68%       0.00%
07/31/1999       $17,394       $20,036      $10,973     -0.29%       0.30%
08/31/1999       $17,385       $20,004      $10,999     -0.16%       0.24%
09/30/1999       $16,759       $19,812      $11,052     -0.96%       0.48%
10/31/1999       $16,763       $20,844      $11,072      5.21%       0.18%
11/30/1999       $17,490       $21,434      $11,079      2.83%       0.06%
12/31/1999       $18,932       $23,172      $11,079      8.11%       0.00%
01/31/2000       $17,623       $21,847      $11,112     -5.72%       0.30%
02/29/2000       $17,006       $21,908      $11,177      0.28%       0.59%
03/31/2000       $18,239       $23,424      $11,269      6.92%       0.82%
04/30/2000       $17,988       $22,435      $11,276     -4.22%       0.06%
05/31/2000       $18,306       $21,870      $11,289     -2.52%       0.12%
06/30/2000       $18,393       $22,609      $11,348      3.38%       0.52%
07/31/2000       $18,258       $21,976      $11,374     -2.80%       0.23%
08/31/2000       $18,566       $22,695      $11,374      3.27%       0.00%
09/30/2000       $17,988       $21,490      $11,433     -5.31%       0.52%
10/31/2000       $18,150       $21,133      $11,453     -1.66%       0.17%
11/30/2000       $18,027       $19,852      $11,460     -6.06%       0.06%
12/31/2000       $19,113       $20,176      $11,453      1.63%      -0.06%
01/31/2001       $19,367       $20,567      $11,525      1.94%       0.63%
02/28/2001       $19,092       $18,831      $11,571     -8.44%       0.40%
03/31/2001       $18,194       $17,598      $11,598     -6.55%       0.23%
04/30/2001       $18,913       $18,904      $11,644      7.42%       0.40%
05/31/2001       $19,282       $18,669      $11,696     -1.24%       0.45%
06/30/2001       $18,913       $18,087      $11,716     -3.12%       0.17%
07/31/2001       $18,828       $17,848      $11,683     -1.32%      -0.28%
08/31/2001       $18,733       $16,995      $11,683     -4.78%       0.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                              8/31/01
-------------------------------------------------------------------------------
1-Year                                                               -1.00%

5-Year                                                                9.50%

Since Inception (5/1/95)                                             10.41%

ADVISOR CLASS (9/1/91-8/31/01)(7)

[LINE GRAPH]

  PERIOD     TEMPLETON   MSCI        CPI      MSCI         CPI
               GROWTH    WORLD                World
                FUND-    INDEX
              ADVISOR
               CLASS
09/01/1991    $10,000   $10,000    $10,000
09/30/1991    $10,099   $10,264    $10,044      2.64%       0.44%
10/31/1991    $10,250   $10,432    $10,059      1.64%       0.15%
11/30/1991    $ 9,993   $ 9,980    $10,088     -4.34%       0.29%
12/31/1991    $10,666   $10,708    $10,095      7.30%       0.07%
01/31/1992    $10,763   $10,512    $10,110     -1.83%       0.15%
02/29/1992    $10,970   $10,332    $10,147     -1.71%       0.36%
03/31/1992    $10,783   $ 9,848    $10,199     -4.69%       0.51%
04/30/1992    $11,088   $ 9,987    $10,213      1.41%       0.14%
05/31/1992    $11,502   $10,386    $10,227      4.00%       0.14%
06/30/1992    $11,281   $10,040    $10,264     -3.33%       0.36%
07/31/1992    $11,253   $10,067    $10,286      0.27%       0.21%
08/31/1992    $10,929   $10,314    $10,314      2.45%       0.28%
09/30/1992    $10,901   $10,221    $10,343     -0.90%       0.28%
10/31/1992    $10,751   $ 9,946    $10,379     -2.69%       0.35%
11/30/1992    $10,881   $10,126    $10,394      1.81%       0.14%
12/31/1992    $11,115   $10,210    $10,387      0.83%      -0.07%
01/31/1993    $11,262   $10,246    $10,438      0.35%       0.49%
02/28/1993    $11,510   $10,491    $10,474      2.39%       0.35%
03/31/1993    $11,912   $11,101    $10,511      5.82%       0.35%
04/30/1993    $12,151   $11,618    $10,540      4.65%       0.28%
05/31/1993    $12,507   $11,887    $10,555      2.32%       0.14%
06/30/1993    $12,453   $11,790    $10,570     -0.82%       0.14%
07/31/1993    $12,777   $12,035    $10,570      2.08%       0.00%
08/31/1993    $13,496   $12,589    $10,599      4.60%       0.28%
09/30/1993    $13,442   $12,358    $10,622     -1.83%       0.21%
10/31/1993    $14,061   $12,701    $10,665      2.77%       0.41%
11/30/1993    $13,798   $11,984    $10,673     -5.64%       0.07%
12/31/1993    $14,750   $12,573    $10,673      4.91%       0.00%
01/31/1994    $15,570   $13,404    $10,701      6.61%       0.27%
02/28/1994    $15,177   $13,232    $10,738     -1.28%       0.34%
03/31/1994    $14,599   $12,664    $10,774     -4.29%       0.34%
04/30/1994    $14,850   $13,058    $10,789      3.11%       0.14%
05/31/1994    $14,993   $13,094    $10,797      0.27%       0.07%
06/30/1994    $14,658   $13,060    $10,834     -0.26%       0.34%
07/31/1994    $15,336   $13,310    $10,863      1.92%       0.27%
08/31/1994    $15,863   $13,714    $10,906      3.03%       0.40%
09/30/1994    $15,503   $13,356    $10,936     -2.61%       0.27%
10/31/1994    $15,646   $13,738    $10,943      2.86%       0.07%
11/30/1994    $15,002   $13,144    $10,958     -4.32%       0.13%
12/31/1994    $14,870   $13,274    $10,958      0.99%       0.00%
01/31/1995    $14,751   $13,078    $11,002     -1.48%       0.40%
02/28/1995    $15,191   $13,271    $11,046      1.48%       0.40%
03/31/1995    $15,475   $13,914    $11,082      4.84%       0.33%
04/30/1995    $16,016   $14,401    $11,119      3.50%       0.33%
05/31/1995    $16,492   $14,526    $11,141      0.87%       0.20%
06/30/1995    $16,730   $14,525    $11,163     -0.01%       0.20%
07/31/1995    $17,482   $15,254    $11,163      5.02%       0.00%
08/31/1995    $17,372   $14,917    $11,192     -2.21%       0.26%
09/30/1995    $17,766   $15,354    $11,214      2.93%       0.20%
10/31/1995    $17,198   $15,114    $11,251     -1.56%       0.33%
11/30/1995    $17,590   $15,642    $11,244      3.49%      -0.07%
12/31/1995    $17,820   $16,101    $11,236      2.94%      -0.07%
01/31/1996    $18,456   $16,396    $11,302      1.83%       0.59%
02/29/1996    $18,518   $16,499    $11,338      0.63%       0.32%
03/31/1996    $18,734   $16,777    $11,397      1.68%       0.52%
04/30/1996    $19,155   $17,174    $11,442      2.37%       0.39%
05/31/1996    $19,381   $17,191    $11,463      0.10%       0.19%
06/30/1996    $19,401   $17,281    $11,470      0.52%       0.06%
07/31/1996    $18,775   $16,673    $11,492     -3.52%       0.19%
08/31/1996    $19,257   $16,868    $11,514      1.17%       0.19%
09/30/1996    $19,648   $17,530    $11,551      3.93%       0.32%
10/31/1996    $19,969   $17,657    $11,588      0.72%       0.32%
11/30/1996    $21,055   $18,649    $11,610      5.62%       0.19%
12/31/1996    $21,482   $18,354    $11,610     -1.58%       0.00%
01/31/1997    $21,999   $18,578    $11,647      1.22%       0.32%
02/28/1997    $22,174   $18,796    $11,683      1.17%       0.31%
03/31/1997    $22,076   $18,427    $11,712     -1.96%       0.25%
04/30/1997    $22,570   $19,033    $11,726      3.29%       0.12%
05/31/1997    $23,692   $20,212    $11,719      6.19%      -0.06%
06/30/1997    $24,648   $21,222    $11,733      5.00%       0.12%
07/31/1997    $25,583   $22,203    $11,747      4.62%       0.12%
08/31/1997    $24,725   $20,722    $11,770     -6.67%       0.19%
09/30/1997    $26,319   $21,851    $11,799      5.45%       0.25%
10/31/1997    $24,623   $20,704    $11,829     -5.25%       0.25%
11/30/1997    $24,697   $21,075    $11,821      1.79%      -0.06%
12/31/1997    $25,010   $21,334    $11,807      1.23%      -0.12%
01/31/1998    $25,061   $21,931    $11,830      2.80%       0.19%
02/28/1998    $26,441   $23,418    $11,852      6.78%       0.19%
03/31/1998    $27,614   $24,411    $11,875      4.24%       0.19%
04/30/1998    $27,768   $24,653    $11,896      0.99%       0.18%
05/31/1998    $26,918   $24,347    $11,917     -1.24%       0.18%
06/30/1998    $26,157   $24,929    $11,932      2.39%       0.12%
07/31/1998    $25,538   $24,891    $11,946     -0.15%       0.12%
08/31/1998    $21,658   $21,576    $11,960    -13.32%       0.12%
09/30/1998    $22,212   $21,962    $11,975      1.79%       0.12%
10/31/1998    $24,108   $23,952    $12,004      9.06%       0.24%
11/30/1998    $24,974   $25,379    $12,004      5.96%       0.00%
12/31/1998    $24,451   $26,623    $11,996      4.90%      -0.06%
01/31/1999    $24,287   $27,209    $12,025      2.20%       0.24%
02/28/1999    $24,108   $26,488    $12,040     -2.65%       0.12%
03/31/1999    $25,795   $27,595    $12,076      4.18%       0.30%
04/30/1999    $29,004   $28,688    $12,164      3.96%       0.73%
05/31/1999    $27,974   $27,643    $12,164     -3.64%       0.00%
06/30/1999    $29,273   $28,937    $12,164      4.68%       0.00%
07/31/1999    $29,258   $28,853    $12,200     -0.29%       0.30%
08/31/1999    $29,273   $28,807    $12,230     -0.16%       0.24%
09/30/1999    $28,243   $28,530    $12,288     -0.96%       0.48%
10/31/1999    $28,262   $30,017    $12,310      5.21%       0.18%
11/30/1999    $29,532   $30,866    $12,318      2.83%       0.06%
12/31/1999    $31,993   $33,370    $12,318      8.11%       0.00%
01/31/2000    $29,799   $31,461    $12,355     -5.72%       0.30%
02/29/2000    $28,789   $31,549    $12,428      0.28%       0.59%
03/31/2000    $30,888   $33,732    $12,530      6.92%       0.82%
04/30/2000    $30,488   $32,309    $12,537     -4.22%       0.06%
05/31/2000    $31,064   $31,495    $12,552     -2.52%       0.12%
06/30/2000    $31,224   $32,559    $12,617      3.38%       0.52%
07/31/2000    $31,016   $31,647    $12,646     -2.80%       0.23%
08/31/2000    $31,400   $32,682    $12,646      3.27%       0.00%
09/30/2000    $30,632   $30,947    $12,712     -5.31%       0.52%
10/31/2000    $30,918   $30,433    $12,734     -1.66%       0.17%
11/30/2000    $30,729   $28,589    $12,741     -6.06%       0.06%
12/31/2000    $32,619   $29,055    $12,734      1.63%      -0.06%
01/31/2001    $33,080   $29,619    $12,814      1.94%       0.63%
02/28/2001    $32,637   $27,119    $12,865     -8.44%       0.40%
03/31/2001    $31,129   $25,342    $12,895     -6.55%       0.23%
04/30/2001    $32,371   $27,223    $12,946      7.42%       0.40%
05/31/2001    $33,045   $26,885    $13,005     -1.24%       0.45%
06/30/2001    $32,424   $26,046    $13,027     -3.12%       0.17%
07/31/2001    $32,318   $25,703    $12,990     -1.32%      -0.28%
08/31/2001    $32,476   $24,474    $12,990     -4.78%       0.00%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)                                                      8/31/01
-------------------------------------------------------------------------------
1-Year                                                                 1.90%

5-Year                                                                11.02%

10-Year                                                               12.50%


6. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

TEMPLETON GROWTH FUND, INC.

CLASS A

If you had invested $10,000 in Templeton Growth Fund - Class A at inception, it would have been worth $4,705,300 on August 31, 2001. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on November 29, 1954 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through August 31, 2001.*

[LINE GRAPH]

TEMPLETON GROWTH FUND- CLASS A

   DATE          PRINCIPAL +   PRINCIPAL +      TOTAL       CPI
                 DIVIDENDS     CAP GAINS        VALUE
 11/29/1954       $ 9,425       $ 9,425         $ 9,425    $10,000
 12/31/1954       $ 9,576       $ 9,576         $ 9,576    $ 9,963
 12/30/1955       $10,250       $10,250         $10,250    $10,000
 12/31/1956       $10,726       $10,726         $10,726    $10,299
 12/31/1957       $ 8,911       $ 8,911         $ 8,911    $10,598
 12/31/1958       $13,261       $13,261         $13,261    $10,784
 12/31/1959       $15,118       $15,118         $15,118    $10,971
 12/30/1960       $17,210       $17,210         $17,210    $11,120
 12/29/1961       $20,358       $20,358         $20,358    $11,194
 12/31/1962       $17,606       $17,606         $17,606    $11,343
 12/31/1963       $18,511       $18,511         $18,511    $11,529
 12/31/1964       $23,802       $23,506         $23,802    $11,641
 12/31/1965       $29,073       $28,313         $29,073    $11,865
 12/30/1966       $27,532       $26,484         $27,532    $12,275
 12/29/1967       $31,314       $29,632         $31,314    $12,648
 12/31/1968       $43,140       $40,283         $43,140    $13,245
 12/31/1969       $51,622       $47,446         $51,622    $14,066
 12/31/1970       $48,298       $43,676         $48,298    $14,850
 12/31/1971       $57,875       $52,568         $58,888    $15,336
 12/29/1972       $95,625       $87,991         $99,262    $15,858
 12/31/1973       $78,886       $79,614         $89,415    $17,240
 12/31/1974       $68,188       $69,154         $78,623    $19,367
 12/31/1975       $93,732       $93,528        $108,183    $20,711
 12/31/1976      $136,291      $135,840        $158,747    $21,718
 12/30/1977      $155,058      $162,988        $191,091    $23,173
 12/29/1978      $184,488      $192,793        $227,799    $25,263
 12/31/1979      $231,142      $241,865        $288,936    $28,621
 12/31/1980      $275,936      $302,407        $363,734    $32,204
 12/31/1981      $276,915      $296,033        $362,862    $35,076
 12/31/1982      $293,516      $322,039        $402,077    $36,420
 12/30/1983      $392,896      $419,717        $534,385    $37,800
 12/31/1984      $391,770      $423,667        $545,974    $39,293
 12/31/1985      $482,618      $536,261        $697,673    $40,786
 12/31/1986      $572,151      $637,582        $845,831    $41,235
 12/31/1987      $550,763      $653,004        $872,099    $43,062
 12/30/1988      $682,364      $784,305      $1,077,885    $44,965
 12/29/1989      $831,578      $935,100      $1,321,060    $47,056
 12/31/1990      $737,439      $834,403      $1,201,437    $49,931
 12/31/1991      $912,476    $1,101,649      $1,577,839    $51,459
 12/31/1992      $889,019    $1,161,911      $1,644,333    $52,951
 12/31/1993    $1,121,883    $1,558,304      $2,181,978    $54,407
 12/30/1994    $1,068,973    $1,589,759      $2,199,826    $55,860
 12/29/1995    $1,203,902    $1,922,768      $2,636,095    $57,279
 12/31/1996    $1,434,285    $2,296,080      $3,177,868    $59,181
 12/31/1997    $1,510,347    $2,730,272      $3,692,079    $60,187
 12/31/1998    $1,354,973    $2,708,431      $3,600,538    $61,156
 12/31/1999    $1,785,696    $3,475,052      $4,696,374    $62,795
 12/31/2000    $1,737,698    $3,560,329      $4,778,045    $64,923
 08/31/2001    $1,698,018    $3,500,827      $4,705,300    $66,228

* Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers three other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.


              Past performance does not guarantee future results.

TEMPLETON GROWTH FUND, INC.
Financial Highlights

                                                                                   CLASS A
                                                   -----------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------------------------
                                                      2001           2000           1999           1998           1997
                                                   -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.............         $19.67         $19.56         $16.78         $22.47         $18.75
                                                   -----------------------------------------------------------------------
Income from investment operations:
 Net investment income.........................            .39            .35            .46            .50            .54
 Net realized and unrealized gains (losses)....           (.16)           .99           4.76          (2.76)          4.48
                                                   -----------------------------------------------------------------------
Total from investment operations...............            .23           1.34           5.22          (2.26)          5.02
                                                   -----------------------------------------------------------------------
Less distributions from:
 Net investment income.........................           (.37)          (.54)          (.41)          (.55)          (.49)
 Net realized gains............................          (1.42)          (.69)         (2.03)         (2.88)          (.81)
                                                   -----------------------------------------------------------------------
Total distributions............................          (1.79)         (1.23)         (2.44)         (3.43)         (1.30)
                                                   -----------------------------------------------------------------------
Net asset value, end of year...................         $18.11         $19.67         $19.56         $16.78         $22.47
                                                   =======================================================================
Total Return*..................................          1.62%          7.58%         34.72%       (12.61)%         28.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)................    $12,092,917    $13,191,493    $13,368,945    $11,116,564    $12,129,283
Ratios to average net assets:
 Expenses......................................          1.15%          1.11%          1.12%          1.08%          1.08%
 Net investment income.........................          2.11%          1.83%          2.60%          2.53%          2.81%
Portfolio turnover rate........................         24.29%         50.57%         32.01%         48.23%         41.81%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                              CLASS B
                                                                -----------------------------------
                                                                       YEAR ENDED AUGUST 31,
                                                                -----------------------------------
                                                                 2001          2000          1999+
                                                                 ---------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $19.45        $19.46        $16.37
                                                                -----------------------------------
Income from investment operations:
 Net investment income......................................        .25           .22           .24
 Net realized and unrealized gains (losses).................       (.16)          .97          2.85
                                                                -----------------------------------
Total from investment operations............................        .09          1.19          3.09
                                                                -----------------------------------
Less distributions from:
 Net investment income......................................       (.25)         (.51)           --
 Net realized gains.........................................      (1.42)         (.69)           --
                                                                -----------------------------------
Total distributions.........................................      (1.67)        (1.20)           --
                                                                -----------------------------------
Net asset value, end of year................................     $17.87        $19.45        $19.46
                                                                ===================================
Total Return*...............................................       .91%         6.81%        18.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $93,301       $69,297       $27,573
Ratios to average net assets:
 Expenses...................................................      1.89%         1.86%         1.88%**
 Net investment income......................................      1.40%         1.16%         1.91%**
Portfolio turnover rate.....................................     24.29%        50.57%        32.01%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to August 31, 1999.
++Based on average weighted shares outstanding.
 16

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                              ----------------------------------------------------------
                                                                2001        2000         1999         1998        1997
                                                                ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year........................      $19.28      $19.15        $16.49      $22.18      $18.57
                                                              ----------------------------------------------------------
Income from investment operations:
 Net investment income....................................         .25         .20           .32         .38         .42
 Net realized and unrealized gains (losses)...............        (.16)        .98          4.68       (2.77)       4.39
                                                              ----------------------------------------------------------
Total from investment operations..........................         .09        1.18          5.00       (2.39)       4.81
                                                              ----------------------------------------------------------
Less distributions from:
 Net investment income....................................        (.22)       (.36)         (.31)       (.42)       (.39)
 Net realized gains.......................................       (1.42)       (.69)        (2.03)      (2.88)       (.81)
                                                              ----------------------------------------------------------
Total distributions.......................................       (1.64)      (1.05)        (2.34)      (3.30)      (1.20)
                                                              ----------------------------------------------------------
Net asset value, end of year..............................      $17.73      $19.28        $19.15      $16.49      $22.18
                                                              ==========================================================
Total Return*.............................................        .90%       6.79%        33.77%    (13.32)%      27.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...........................    $906,390    $995,687    $1,021,159    $872,219    $755,184
Ratios to average net assets:
 Expenses.................................................       1.89%       1.85%         1.86%       1.83%       1.84%
 Net investment income....................................       1.37%       1.08%         1.84%       1.79%       2.14%
Portfolio turnover rate...................................      24.29%      50.57%        32.01%      48.23%      41.81%

*Total return does not reflect sales commissions or the contingent deferred sales charge.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                    ADVISOR CLASS
                                                                ------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                                ------------------------------------------------------
                                                                 2001        2000       1999        1998        1997+
                                                                 ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $19.71      $19.61     $16.80       $22.49     $19.37
                                                                ------------------------------------------------------
Income from investment operations:
 Net investment income......................................        .43         .40        .51          .56        .37
 Net realized and unrealized gains (losses).................       (.15)        .99       4.77        (2.78)      2.75
                                                                ------------------------------------------------------
Total from investment operations............................        .28        1.39       5.28        (2.22)      3.12
                                                                ------------------------------------------------------
Less distributions from:
 Net investment income......................................       (.42)       (.60)      (.44)        (.59)        --
 Net realized gains.........................................      (1.42)       (.69)     (2.03)       (2.88)        --
                                                                ------------------------------------------------------
Total distributions.........................................      (1.84)      (1.29)     (2.47)       (3.47)        --
                                                                ------------------------------------------------------
Net asset value, end of year................................     $18.15      $19.71     $19.61       $16.80     $22.49
                                                                ======================================================
Total Return*...............................................      1.90%       7.87%     35.16%     (12.41)%     16.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $84,975    $118,679    $50,751      $36,301    $29,531
Ratios to average net assets:
 Expenses...................................................       .90%        .86%       .87%         .83%       .83%**
 Net investment income......................................      2.36%       2.10%      2.85%        2.81%      3.68%**
Portfolio turnover rate.....................................     24.29%      50.57%     32.01%       48.23%     41.81%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 18

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.2%
AEROSPACE & DEFENSE 4.8%
BAE Systems PLC.............................................    United Kingdom     33,754,169     $   161,564,107
Lockheed Martin Corp. ......................................    United States       5,178,700         206,422,982
Raytheon Co. ...............................................    United States       4,754,215         124,988,312
Rolls-Royce PLC.............................................    United Kingdom     44,783,587         141,605,099
                                                                                                  ---------------
                                                                                                      634,580,500
                                                                                                  ---------------
AIR FREIGHT & COURIERS
Airborne Inc. ..............................................    United States          22,800             309,168
                                                                                                  ---------------
AIRLINES 1.0%
Singapore Airlines Ltd......................................      Singapore        18,999,770         130,920,034
                                                                                                  ---------------
AUTO COMPONENTS .9%
Goodyear Tire & Rubber Co. .................................    United States       2,119,400          51,925,300
Michelin SA, B..............................................        France          1,970,000          61,646,380
                                                                                                  ---------------
                                                                                                      113,571,680
                                                                                                  ---------------
AUTOMOBILES 1.9%
Bayerische Motoren Werke AG.................................       Germany          2,000,000          63,766,010
Ford Motor Co...............................................    United States       3,000,000          59,610,000
General Motors Corp.........................................    United States       2,414,400         132,188,400
                                                                                                  ---------------
                                                                                                      255,564,410
                                                                                                  ---------------
BANKS 7.4%
Australia & New Zealand Banking Group Ltd. .................      Australia        19,546,503         173,653,932
Foreningssparbanken AB, A...................................        Sweden          6,000,000          69,190,576
Guoco Group Ltd.............................................      Hong Kong        17,030,700         101,313,429
H&CB........................................................     South Korea        1,660,170          36,907,106
HSBC Holdings PLC...........................................      Hong Kong        20,740,430         242,642,662
Kookmin Bank................................................     South Korea        1,995,950          26,873,065
Lloyds TSB Group PLC........................................    United Kingdom     13,422,915         138,329,385
National Australia Bank Ltd. ...............................      Australia         3,500,000          61,121,222
U.S. Bancorp................................................    United States       5,000,000         121,200,000
                                                                                                  ---------------
                                                                                                      971,231,377
                                                                                                  ---------------
BEVERAGES .1%
PanAmerican Beverages Inc., A...............................        Mexico            975,590          18,598,542
                                                                                                  ---------------
BUILDING PRODUCTS .3%
Pilkington PLC..............................................    United Kingdom     28,078,996          45,818,157
                                                                                                  ---------------
CHEMICALS 6.0%
+Agrium Inc. ...............................................        Canada          5,781,100          61,568,715
Akzo Nobel NV...............................................     Netherlands        4,000,000         176,946,135

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
BASF AG.....................................................       Germany          4,000,000     $   164,592,606
Bayer AG, Br. ..............................................       Germany          3,585,200         114,632,610
DSM NV, Br. ................................................     Netherlands        3,000,000         111,699,519
Eastman Chemical Co. .......................................    United States       1,374,900          53,332,371
*Elementis PLC..............................................    United Kingdom     11,629,782           9,530,676
+Lyondell Chemical Co. .....................................    United States       7,067,900          96,194,119
                                                                                                  ---------------
                                                                                                      788,496,751
                                                                                                  ---------------
COMMERCIAL SERVICES & SUPPLIES 1.2%
Waste Management Inc. ......................................    United States       5,000,000         154,650,000
                                                                                                  ---------------
COMPUTERS & PERIPHERALS 1.0%
Compaq Computer Corp. ......................................    United States         380,900           4,704,115
Hewlett-Packard Co. ........................................    United States       1,400,000          32,494,000
NEC Corp. ..................................................        Japan           8,000,000          97,542,120
                                                                                                  ---------------
                                                                                                      134,740,235
                                                                                                  ---------------
CONSTRUCTION MATERIALS .2%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong        13,987,900          23,224,096
                                                                                                  ---------------
DIVERSIFIED FINANCIALS 2.0%
Merrill Lynch & Co. Inc. ...................................    United States       1,046,100          53,978,760
Nomura Securities Co. Ltd. .................................        Japan           3,910,000          66,368,640
Swire Pacific Ltd., A.......................................      Hong Kong        22,482,000         109,242,263
Swire Pacific Ltd., B.......................................      Hong Kong        55,679,500          37,120,618
                                                                                                  ---------------
                                                                                                      266,710,281
                                                                                                  ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES 6.8%
AT&T Corp. .................................................    United States       5,394,600         102,713,184
Cable & Wireless PLC........................................    United Kingdom     30,000,000         144,465,073
Korea Telecom Corp., ADR....................................     South Korea        3,954,600          82,216,134
Nippon Telegraph & Telephone Corp. .........................        Japan              32,000         145,203,983
SBC Communications Inc. ....................................    United States       1,900,000          77,729,000
Telecom Argentina Stet-France Telecom SA, B, ADR............      Argentina         2,731,700          26,497,490
Telecom Corp. of New Zealand Ltd............................     New Zealand       19,999,100          44,135,005
*Telefonica SA..............................................        Spain          10,000,000         116,086,838
Telefonos de Mexico SA de CV (Telmex), ADR..................        Mexico          2,000,000          72,920,000
*Worldcom Inc.- Worldcom Group..............................    United States       7,093,400          91,221,124
                                                                                                  ---------------
                                                                                                      903,187,831
                                                                                                  ---------------
ELECTRIC UTILITIES 8.1%
CLP Holdings Ltd. ..........................................      Hong Kong        12,000,000          48,616,631
E.On AG.....................................................       Germany          3,177,500         174,042,374
Endesa SA...................................................        Spain           6,000,000          99,464,075
Entergy Corp. ..............................................    United States       3,000,000         115,560,000

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRIC UTILITIES (CONT.)
Hong Kong Electric Holdings Ltd.............................      Hong Kong        34,745,902     $   132,082,360
Iberdrola SA, Br............................................        Spain          10,724,300         146,900,213
Innogy Holdings PLC.........................................    United Kingdom     10,800,000          36,185,890
Korea Electric Power Corp. .................................     South Korea        5,000,000          88,649,706
Potomac Electric Power Co. .................................    United States       5,252,227         118,122,585
Powergen PLC................................................    United Kingdom     10,000,000         108,058,714
                                                                                                  ---------------
                                                                                                    1,067,682,548
                                                                                                  ---------------
ELECTRICAL EQUIPMENT .2%
ABB Ltd.....................................................     Switzerland        1,955,088          20,206,854
                                                                                                  ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS .9%
Hitachi Ltd.................................................        Japan          13,999,600         114,580,147
                                                                                                  ---------------
FOOD & DRUG RETAILING 4.0%
Albertson's Inc.............................................    United States       6,000,000         209,940,000
J.Sainsbury PLC.............................................    United Kingdom     24,594,059         135,109,652
*Kroger Co. ................................................    United States       7,000,000         186,340,000
                                                                                                  ---------------
                                                                                                      531,389,652
                                                                                                  ---------------
FOOD PRODUCTS 4.4%
General Mills Inc. .........................................    United States       1,500,000          66,510,000
H.J. Heinz Co. .............................................    United States       6,000,000         271,080,000
Sara Lee Corp. .............................................    United States       3,406,850          74,950,700
Unilever PLC................................................    United Kingdom     20,350,000         173,558,250
                                                                                                  ---------------
                                                                                                      586,098,950
                                                                                                  ---------------
GAS UTILITIES 1.1%
TransCanada PipeLines Ltd. .................................        Canada         11,401,564         143,503,331
                                                                                                  ---------------
HEALTH CARE PROVIDERS & SERVICES .7%
CIGNA Corp. ................................................    United States       1,000,000          90,000,000
                                                                                                  ---------------
HOTELS RESTAURANTS & LEISURE .3%
Shangri-La Asia Ltd. .......................................      Hong Kong        46,116,700          37,249,059
                                                                                                  ---------------
HOUSEHOLD DURABLES .5%
Newell Rubbermaid Inc. .....................................    United States       2,982,100          68,290,090
                                                                                                  ---------------
HOUSEHOLD PRODUCTS 1.6%
Clorox Co. .................................................    United States       2,000,000          74,500,000
Procter & Gamble Co. .......................................    United States       1,874,700         139,009,005
                                                                                                  ---------------
                                                                                                      213,509,005
                                                                                                  ---------------
INDUSTRIAL CONGLOMERATES .3%
Cookson Group PLC...........................................    United Kingdom     19,014,284          36,818,388
                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE 4.7%
Ace Ltd. ...................................................       Bermuda          2,019,400     $    66,983,498
Allstate Corp. .............................................    United States       4,916,600         166,820,238
Torchmark Corp. ............................................    United States       1,818,500          76,813,440
+W. R. Berkley Corp. .......................................    United States       1,680,650          64,032,765
XL Capital Ltd., A..........................................       Bermuda          1,658,800         137,680,400
Zurich Financial Services AG................................     Switzerland          400,000         112,998,412
                                                                                                  ---------------
                                                                                                      625,328,753
                                                                                                  ---------------
LEISURE EQUIPMENT & PRODUCTS 1.3%
Eastman Kodak Co. ..........................................    United States       1,750,000          78,172,500
Fuji Photo Film Co. Ltd. ...................................        Japan           2,500,000          92,853,241
                                                                                                  ---------------
                                                                                                      171,025,741
                                                                                                  ---------------
MACHINERY 2.1%
Invensys PLC................................................    United Kingdom     85,000,000         112,192,504
Sandvik AB..................................................        Sweden          3,000,000          62,874,423
Volvo AB, B.................................................        Sweden          6,577,800         101,662,746
                                                                                                  ---------------
                                                                                                      276,729,673
                                                                                                  ---------------
MEDIA .5%
Gannett Co. Inc. ...........................................    United States       1,000,000          61,660,000
South China Morning Post Holdings Ltd. .....................      Hong Kong         5,507,056           3,177,229
                                                                                                  ---------------
                                                                                                       64,837,229
                                                                                                  ---------------
METALS & MINING 3.2%
+AK Steel Holding Corp. ....................................    United States       8,629,900         112,361,298
Barrick Gold Corp. .........................................        Canada          5,900,000          94,584,220
*BHP Billiton PLC...........................................      Australia         9,070,250          42,888,453
Companhia Siderurgica Nacional CSN, ADR.....................        Brazil            849,905          11,856,175
Pohang Iron & Steel Co. Ltd. ...............................     South Korea        1,255,273          88,925,406
USX-U. S. Steel Group.......................................    United States       3,300,000          65,637,000
                                                                                                  ---------------
                                                                                                      416,252,552
                                                                                                  ---------------
MULTILINE RETAIL 1.4%
Marks & Spencer PLC.........................................    United Kingdom     13,000,000          51,005,164
Sears, Roebuck & Co. .......................................    United States       3,000,000         128,250,000
                                                                                                  ---------------
                                                                                                      179,255,164
                                                                                                  ---------------
OIL & GAS 4.8%
Burlington Resources Inc. ..................................    United States       3,400,000         129,200,000
Eni SpA.....................................................        Italy           8,750,000         116,041,421
Occidental Petroleum Corp. .................................    United States       3,600,000          99,072,000

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
OIL & GAS (CONT.)
Repsol YPF SA ..............................................        Spain           8,700,000     $   146,593,696
Shell Transport & Trading Co. PLC...........................    United Kingdom     12,782,200         105,307,055
Texaco Inc. ................................................    United States         500,000          34,825,000
                                                                                                  ---------------
                                                                                                      631,039,172
                                                                                                  ---------------
PAPER & FOREST PRODUCTS 4.9%
Bowater Inc. ...............................................    United States       2,092,500          99,268,200
Georgia-Pacific Corp. (Timber Grp)..........................    United States       3,000,000         118,560,000
Holmen Aktiebolag AB, B.....................................        Sweden          2,515,150          51,750,077
International Paper Co. ....................................    United States       3,472,840         139,330,341
M-real OYJ, B...............................................       Finland          1,857,500          11,962,660
Stora Enso OYJ, A (EUR Traded)..............................       Finland            718,823           8,488,236
Stora Enso OYJ, R (EUR Traded)..............................       Finland          4,361,145          51,498,669
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland          1,547,358          18,061,177
UPM-Kymmene Corp. ..........................................       Finland          4,401,840         144,542,207
                                                                                                  ---------------
                                                                                                      643,461,567
                                                                                                  ---------------
PHARMACEUTICALS 2.1%
Abbott Laboratories.........................................    United States       3,500,000         173,950,000
Pharmacia Corp. ............................................    United States       2,459,800          97,511,598
                                                                                                  ---------------
                                                                                                      271,461,598
                                                                                                  ---------------
REAL ESTATE 3.2%
Amoy Properties Ltd. .......................................      Hong Kong        30,428,100          32,964,620
Cheung Kong Holdings Ltd. ..................................      Hong Kong        23,999,800         221,542,296
+Rouse Co. .................................................    United States       4,282,200         122,470,920
St. Joe Co. ................................................    United States       1,755,900          47,848,275
                                                                                                  ---------------
                                                                                                      424,826,111
                                                                                                  ---------------
ROAD & RAIL .3%
Florida East Coast Industries Inc., B.......................    United States         470,546          12,940,015
Nippon Express Co. Ltd. ....................................        Japan           5,973,000          26,249,981
                                                                                                  ---------------
                                                                                                       39,189,996
                                                                                                  ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.0%
Samsung Electronics Co. Ltd. ...............................     South Korea          880,000         130,880,626
                                                                                                  ---------------
WIRELESS TELECOMMUNICATION SERVICES 1.0%
*AT&T Wireless Services Inc. ...............................    United States       1,735,982          26,907,721
SK Telecom Co. Ltd., ADR....................................     South Korea        5,000,000          95,900,000
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong         8,022,800           8,640,160
                                                                                                  ---------------
                                                                                                      131,447,881
                                                                                                  ---------------
TOTAL COMMON STOCKS (COST $10,777,642,222)..................                                       11,356,667,149
                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 1.9%
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil          1,250,900     $    25,155,599
Cia Vale do Rio Doce, A, pfd. ..............................        Brazil            949,560          19,095,425
Petroleo Brasileiro SA, pfd. ...............................        Brazil          4,750,000         102,410,819
Volkswagen AG, pfd. ........................................       Germany          3,765,660         108,430,759
                                                                                                  ---------------
TOTAL PREFERRED STOCKS (COST $309,296,435)..................                                          255,092,602
                                                                                                  ---------------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                  -----------
BONDS 2.7%
U.S. Treasury Bond:
  8.75%, 8/15/20............................................    United States     $50,000,000          69,445,350
  7.50%, 11/15/24...........................................    United States      60,000,000          75,857,820
  6.75%, 8/15/26............................................    United States      60,000,000          70,265,640
  6.625%, 2/15/27...........................................    United States      65,000,000          75,166,455
  Inflation Index, 3.625%, 4/15/28..........................    United States      33,014,100          34,169,625
  Inflation Index, 3.875%, 4/15/29..........................    United States      32,481,300          35,140,737
                                                                                                  ---------------
TOTAL BONDS (COST $321,476,989).............................                                          360,045,627
                                                                                                  ---------------
SHORT TERM INVESTMENTS 9.3%
Belgium Treasury Bill, 2/14/02..............................       Belgium         50,000,000EUR       44,585,430
Dresdner Bank, 4.19%, 9/04/01, Time Deposit.................     Switzerland       55,430,000EUR       50,349,714
Dutch Treasury Bill, 6/28/01................................     Netherlands       50,000,000EUR       43,996,185
French Treasury Bill, 7/18/02...............................        France         50,000,000EUR       43,898,174
German Treasury Bill, 1/18/02...............................       Germany        155,000,000EUR      138,646,789
Royal Bank Of Canada, 4.25%, 9/04/01, Time Deposit..........    United Kingdom     55,430,000EUR       50,349,714
U.K. Treasury Bill, 1/17/02.................................    United Kingdom     19,100,000EUR       17,086,424
U.S. Treasury Bills, 3.30% to 3.56%, with maturities to
  11/29/01..................................................    United States     834,180,000         831,335,804
                                                                                                  ---------------
TOTAL SHORT TERM INVESTMENTS (COST $1,216,333,720)..........                                        1,220,248,234
                                                                                                  ---------------
TOTAL INVESTMENTS (COST $12,624,749,366) 100.1%.............                                       13,192,053,612
OTHER ASSETS, LESS LIABILITIES (.1%)........................                                          (14,470,184)
                                                                                                  ---------------
TOTAL NET ASSETS 100.0%.....................................                                      $13,177,583,428
                                                                                                  ===============

CURRENCY ABBREVIATIONS:

EUR --  European Unit
FIM --  Finnish Markka

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 2001 were $456,627,817.
                       See Notes to Financial Statements.
 24

TEMPLETON GROWTH FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost
  $12,624,749,366)..........................................    $13,192,053,612
 Cash.......................................................        135,458,327
 Receivables:
  Investment securities sold................................         50,665,566
  Capital shares sold.......................................         26,477,998
  Dividends and interest....................................         34,586,258
                                                                ---------------
      Total assets..........................................     13,439,241,761
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................        229,416,641
  Capital shares redeemed...................................         17,190,484
  To affiliates.............................................         13,684,215
 Other liability............................................            345,392
 Accrued expenses...........................................          1,021,601
                                                                ---------------
      Total liabilities.....................................        261,658,333
                                                                ---------------
Net assets, at value........................................    $13,177,583,428
                                                                ===============
Net assets consist of:
 Undistributed net investment income........................    $   232,408,653
 Net unrealized appreciation................................        566,958,854
 Accumulated net realized gain..............................          4,289,921
 Capital shares.............................................     12,373,926,000
                                                                ---------------
Net assets, at value........................................    $13,177,583,428
                                                                ===============
CLASS A:
 Net asset value per share ($12,092,917,309 / 667,735,384
   shares outstanding)......................................             $18.11
                                                                ===============
 Maximum offering price per share ($18.11 / 94.25%).........             $19.21
                                                                ===============
CLASS B:
 Net asset value and maximum offering price per share
  ($93,300,600 / 5,221,823 shares outstanding)*.............             $17.87
                                                                ===============
CLASS C:
 Net asset value per share ($906,390,365 / 51,117,102 shares
  outstanding)*.............................................             $17.73
                                                                ===============
 Maximum offering price per share ($17.73 / 99.00%).........             $17.91
                                                                ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($84,975,154 / 4,683,054 shares outstanding)..............             $18.15
                                                                ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 (net of foreign taxes of $21,286,963)
 Dividends..................................................    $ 377,215,516
 Interest...................................................       63,656,034
                                                                -------------
      Total investment income...............................                     $ 440,871,550
Expenses:
 Management fees (Note 4)...................................       82,197,071
 Administrative fees (Note 4)...............................       10,709,002
 Distribution fees (Note 4)
  Class A...................................................       30,931,618
  Class B...................................................          796,576
  Class C...................................................        9,294,514
 Transfer agent fees (Note 4)...............................       24,027,200
 Custodian fees.............................................        2,727,900
 Reports to shareholders....................................        1,005,600
 Registration and filing fees...............................          130,900
 Professional fees..........................................          326,800
 Directors' fees and expenses...............................          236,300
 Other......................................................           74,498
                                                                -------------
      Total expenses........................................                       162,457,979
                                                                                 -------------
            Net investment income...........................                       278,413,571
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      454,614,371
  Foreign currency transactions.............................       (7,526,727)
                                                                -------------
      Net realized gain.....................................                       447,087,644
Net unrealized depreciation on:
  Investments...............................................     (520,614,226)
  Translation of assets and liabilities denominated in
    foreign currencies......................................         (345,392)
                                                                -------------
      Net unrealized depreciation on investments............                      (520,959,618)
                                                                                 -------------
Net realized and unrealized loss............................                       (73,871,974)
                                                                                 -------------
Net increase in net assets resulting from operations........                     $ 204,541,597
                                                                                 =============

                       See Notes to Financial Statements.
 26

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                     2001                  2000
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   278,413,571       $   258,432,207
  Net realized gain from investments and foreign currency
   transactions.............................................        447,087,644         1,045,530,082
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................       (520,959,618)         (235,037,426)
                                                                -------------------------------------
    Net increase in net assets resulting from operations....        204,541,597         1,068,924,863
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................       (242,414,651)         (368,756,633)
   Class B..................................................           (941,369)             (945,809)
   Class C..................................................        (11,216,914)          (19,446,911)
   Advisor Class............................................         (2,398,616)           (1,869,386)
  Net realized gains:
   Class A..................................................       (940,406,899)         (476,257,437)
   Class B..................................................         (5,416,038)           (1,309,993)
   Class C..................................................        (72,403,678)          (37,445,157)
   Advisor Class............................................         (8,212,971)           (2,100,786)
                                                                -------------------------------------
 Total distributions to shareholders........................     (1,283,411,136)         (908,132,112)
 Capital share transactions (Note 3):
   Class A..................................................       (110,108,034)         (318,047,628)
   Class B..................................................         29,722,696            40,373,987
   Class C..................................................        (12,900,723)          (36,360,292)
   Advisor Class............................................        (25,416,798)           59,969,089
                                                                -------------------------------------
 Total capital share transactions...........................       (118,702,859)         (254,064,844)
    Net decrease in net assets..............................     (1,197,572,398)          (93,272,093)

Net assets:
 Beginning of year..........................................     14,375,155,826        14,468,427,919
                                                                -------------------------------------
 End of year................................................    $13,177,583,428       $14,375,155,826
                                                                =====================================
Undistributed net investment income included in net assets:
 End of year................................................    $   232,408,653       $   195,718,848
                                                                =====================================

                       See Notes to Financial Statements.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distribution of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $721,875.

2. MERGER WITH TEMPLETON INSTITUTIONAL FUNDS INC. -- GROWTH SERIES

On October 28, 1999, the Fund acquired all of the net assets of the Templeton Institutional Funds Inc. -- Growth Series pursuant to a plan of reorganization approved by the Growth Series Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,509,662 Advisor shares (valued at $17.54 per share) for the net assets of the Growth Series Fund which aggregated $61,559,476, including $8,429,288 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $13,841,506,977.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

3. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

At August 31, 2001, there were 1.8 billion shares authorized ($0.01 par value) of which 1.2 billion, 100 million, 400 million and 100 million were designated Class A shares, Class B shares, Class C shares and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2001                                    2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS A SHARES:
Shares sold.......................................   139,096,155    $ 2,558,962,608          384,359,781    $ 7,342,964,091
Shares issued on reinvestment of distributions....    60,103,077      1,052,348,719           42,254,953        748,711,669
Shares redeemed...................................  (201,983,288)    (3,721,419,361)        (439,646,782)    (8,409,723,388)
                                                    -----------------------------------------------------------------------
Net decrease......................................    (2,784,056)   $  (110,108,034)         (13,032,048)   $  (318,047,628)
                                                    =======================================================================

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2001                                    2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS B SHARES:
Shares sold.......................................     1,808,931    $    32,649,291            2,408,275    $    45,492,583
Shares issued on reinvestment of distributions....       330,713          5,740,507              113,319          1,992,059
Shares redeemed...................................      (480,495)        (8,667,102)            (376,009)        (7,110,655)
                                                    -----------------------------------------------------------------------
Net increase......................................     1,659,149    $    29,722,696            2,145,585    $    40,373,987
                                                    =======================================================================

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2001                                    2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS C SHARES:
Shares sold.......................................     8,061,996    $   144,935,792           16,928,748    $   315,681,812
Shares issued on reinvestment of distributions....     4,336,631         74,682,678            2,899,700         50,486,057
Shares redeemed...................................   (12,919,633)      (232,519,193)         (21,517,842)      (402,528,161)
                                                    -----------------------------------------------------------------------
Net decrease......................................      (521,006)   $   (12,900,723)          (1,689,394)   $   (36,360,292)
                                                    =======================================================================

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

3. CAPITAL STOCK (CONT.)


                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2001                                    2000
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.......................................     1,445,738    $    26,113,228            2,153,132    $    41,161,712
Shares issued on reinvestment of distributions....       547,229          9,585,732              212,187          3,806,300
Shares issued on merger (Note 2)..................            --                 --            3,509,662         61,559,476
Shares redeemed...................................    (3,330,087)       (61,115,758)          (2,442,841)       (46,558,399)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................    (1,337,120)   $   (25,416,798)           3,432,140    $    59,969,089
                                                    =======================================================================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 2001, unreimbursed costs were $2,443,156. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $1,630,408 and $503,533, respectively.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

5. INCOME TAXES

At August 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $12,625,073,838 was as follows:

Unrealized appreciation....................................  $ 1,649,555,535
Unrealized depreciation....................................   (1,082,575,761)
                                                             ---------------
Net unrealized appreciation................................  $   566,979,774
                                                             ===============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $3,078,112,786 and $5,309,817,544, respectively.

TEMPLETON GROWTH FUND, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON GROWTH FUND, INC.
Tax Designation
Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $331,104,118 as a capital gain dividend for the fiscal year ended August 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 20.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2001.

At August 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record on October 18, 2001.

                                                         ------------------------------------------------------------------------
                                                                      CLASS A                               CLASS B
                                                         ----------------------------------    ----------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0030            $0.0000            $0.0024
Australia..............................................      0.0000             0.0132             0.0000             0.0108
Bermuda................................................      0.0000             0.0041             0.0000             0.0034
Brazil.................................................      0.0035             0.0286             0.0035             0.0235
Canada.................................................      0.0017             0.0083             0.0017             0.0068
China..................................................      0.0000             0.0023             0.0000             0.0019
Finland................................................      0.0004             0.0119             0.0004             0.0097
France.................................................      0.0003             0.0009             0.0003             0.0007
Germany................................................      0.0006             0.0173             0.0006             0.0142
Hong Kong..............................................      0.0000             0.0341             0.0000             0.0279
Italy..................................................      0.0007             0.0032             0.0007             0.0026
Japan..................................................      0.0008             0.0039             0.0008             0.0032
Mexico.................................................      0.0003             0.0034             0.0003             0.0028
Netherlands............................................      0.0019             0.0092             0.0019             0.0076
New Zealand............................................      0.0005             0.0026             0.0005             0.0022
Norway.................................................      0.0002             0.0010             0.0002             0.0008
Singapore..............................................      0.0011             0.0033             0.0011             0.0027
South Africa...........................................      0.0000             0.0009             0.0000             0.0007
South Korea............................................      0.0019             0.0084             0.0019             0.0069
Spain..................................................      0.0024             0.0116             0.0024             0.0095
Sweden.................................................      0.0022             0.0281             0.0022             0.0230
Switzerland............................................      0.0013             0.0036             0.0013             0.0030
United Kingdom.........................................      0.0094             0.0688             0.0094             0.0564
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0292            $0.2717            $0.0292            $0.2227
                                                         ========================================================================

TEMPLETON GROWTH FUND, INC.
Tax Designation (continued)

                                                                      CLASS C                            ADVISOR CLASS
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0023            $0.0000            $0.0032
Australia..............................................      0.0000             0.0100             0.0000             0.0143
Bermuda................................................      0.0000             0.0031             0.0000             0.0045
Brazil.................................................      0.0035             0.0217             0.0035             0.0310
Canada.................................................      0.0017             0.0063             0.0017             0.0089
China..................................................      0.0000             0.0017             0.0000             0.0024
Finland................................................      0.0004             0.0090             0.0004             0.0128
France.................................................      0.0003             0.0007             0.0003             0.0010
Germany................................................      0.0006             0.0131             0.0006             0.0187
Hong Kong..............................................      0.0000             0.0258             0.0000             0.0369
Italy..................................................      0.0007             0.0024             0.0007             0.0035
Japan..................................................      0.0008             0.0030             0.0008             0.0042
Mexico.................................................      0.0003             0.0026             0.0003             0.0037
Netherlands............................................      0.0019             0.0070             0.0019             0.0100
New Zealand............................................      0.0005             0.0020             0.0005             0.0029
Norway.................................................      0.0002             0.0007             0.0002             0.0010
Singapore..............................................      0.0011             0.0025             0.0011             0.0036
South Africa...........................................      0.0000             0.0007             0.0000             0.0010
South Korea............................................      0.0019             0.0064             0.0019             0.0091
Spain..................................................      0.0024             0.0088             0.0024             0.0125
Sweden.................................................      0.0022             0.0213             0.0022             0.0304
Switzerland............................................      0.0013             0.0027             0.0013             0.0039
United Kingdom.........................................      0.0094             0.0522             0.0094             0.0744
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0292            $0.2060            $0.0292            $0.2939
                                                         ========================================================================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

[FRANKLIN TEMPLETON LOGO]

One Franklin Parkway
San Mateo, CA  94403-1906


ANNUAL REPORT
TEMPLETON GROWTH FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Growth Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


101 A2001 10/01                  [RECYCLED PAPER LOGO] Printed on recycled paper